Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(11,450,621)
Unrealized Gain (Loss) on Market Value of Futures	(7,437,755)
Dividend Income	48,225
Interest Income	1,004,182
ETF Transaction Fees	1,050
Total Income (Loss)	$(17,834,919)

Expenses
Management Fees	$403,469
Professional Fees	59,677
Brokerage Commissions	16,535
Non-interested Directors' Fees and Expenses	5,510
Prepaid Insurance Expense	2,813
Total Expenses	$488,004
Net Income (Loss)	$(18,322,923)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/18	$598,716,154
Withdrawals (250,000 Shares)	(10,494,728)
Net Income (Loss)	(18,322,923)

Net Asset Value End of Month	$569,898,503
Net Asset Value Per Share (13,850,000 Shares)	$41.15

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(157,188)
Unrealized Gain (Loss) on Market Value of Futures	(442,925)
Dividend Income	779
Interest Income	18,340
Total Income (Loss)	$(580,994)

Expenses
Management Fees	$6,245
Professional Fees	5,843
Brokerage Commissions	399
Non-interested Directors' Fees and Expenses	105
Prepaid Insurance Expense	70
Total Expenses	12,662
Expense Waiver	(4,977)
Net Expenses	$7,685
Net Income (Loss)	$(588,679)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/18	$11,437,224
Net Income (Loss)	(588,679)

Net Asset Value End of Month	$10,848,545
Net Asset Value Per Share (650,000 Shares)	$16.69

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(11,607,809)
Unrealized Gain (Loss) on Market Value of Futures	(7,880,680)
Dividend Income	49,004
Interest Income	1,022,522
ETF Transaction Fees	1,050
Total Income (Loss)	$(18,415,913)

Expenses
Management Fees	$409,714
Professional Fees	65,520
Brokerage Commissions	16,934
Non-interested Directors' Fees and Expenses	5,615
Prepaid Insurance Expense	2,883
Total Expenses	500,666
Expense Waiver	(4,977)
Net Expenses	$495,689
Net Income (Loss)	$(18,911,602)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/18	$610,153,378
Withdrawals (250,000 Shares)	(10,494,728)
Net Income (Loss)	(18,911,602)

Net Asset Value End of Month	$580,747,048

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596